Long-term receivables and prepaid expenses	12 Months Ended
Jun. 30, 2019
Long-term receivables and prepaid expenses
Long-term receivables and prepaid expenses

19Long-term receivables and prepaid expenses

	2019	2018
for the year ended 30 June	Rm	Rm

Total long-term receivables	6 007	3 921
Impairment of long-term receivables*	(211)	(38)
Short-term portion	(214)	(97)

	5 582	3 786
Long-term prepaid expenses	735	860

	6 317	4 646

Comprising:
Long-term receivables (interest-bearing) — joint operations	1 252	1 204
Long-term loans	2 370	2 582
LCCP investment incentives	1 960	—

	5 582	3 786

*Impairment of long-term loans and receivables

In 2019 long-term loans and receivables are considered for impairment under the expected credit loss model. Refer to note 40 for detail on the impairments recognised. In 2018 loans and receivables were considered for impairment under IAS 39.